COMMUNITY CAPITAL TRUST
The Community Reinvestment Act Qualified Investment Fund
(the “Fund”)

CRA Shares (CRAIX)

Supplement dated February 28, 2019
to the
Summary Prospectus
dated October 1, 2018

Change in Transfer Agent

Effective March 4, 2019, Atlantic Shareholder Services, LLC replaced SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company (“SEI”), as the transfer agent and dividend disbursing agent to the Fund (“Transfer Agent”).

Effective March 4, 2019, the section entitled “FUND SUMMARY – PURCHASE, SALE AND EXCHANGE OF FUND SHARES” on page 6 of the Summary Prospectus is superseded and replaced with the following:

PURCHASE, SALE AND EXCHANGE OF FUND SHARES

CRA Shares of the Fund are available for purchase by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them.

If you are considering investing in CRA Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase CRA Shares through certain financial intermediaries (each such institution is a “Shareholder Servicing Agent”).

The minimum initial investment for CRA Shares is $500,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your CRA Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to the CRA Qualified Investment Fund, P.O. Box 588, Portland, ME 04112.

You may also sell (redeem) your CRA Shares through your Shareholder Servicing Agent.

Non-bank holders of CRA Shares of the Fund may exchange their CRA Shares for Institutional or Retail Shares of the Fund. The CRA Shares being exchanged must have a value of at least $500,000 or $2,500, respectively, although the Fund reserves the right to waive this minimum for any exchange. Non-bank investors who purchased their CRA Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007. for information on exchanging their CRA Shares. Non-bank investors who purchased their CRA Shares through a Shareholder Servicing Agent should contact their Shareholder Servicing Agent for information on exchanging their CRA Shares.

Please keep this Summary Prospectus Supplement with your records.